Filing F- $20.00
Recordation Tax: N/A                                         Parcel Tax ID#: N/A
Debtor's principal place of business is located in Baltimore County, Maryland

                                                            FINANCING STATEMENT
Bank of America, N.A.                                       Customer # 41-565672
10 Light Street
Baltimore, Maryland 21202

1.   To be Recorded among the Financing Statement Records at MDSDAT.

2.   Not Subject to Recordation Tax.

3.   Debtor(s) Names(s) and Address(es):

     Rent-A-Wreck Leasing, Inc.
     10324 South Dolfield Drive
     Owings Mills, Maryland 21117

4.   Secured Party Name and Address:

     Bank of America, N.A.
     P.O. Box 31152
     Charlotte, NC 28231-1152

     ATTENTION: Commercial Loan Service Center
     MAILSTOP: NC1-014-13-02

5. Collateral: This Financing Statement covers, and the Debtor hereby grants the Secured Party, a security interest in the following property:

          Accounts: Any and all accounts and other rights of Debtor to the payment for goods sold or leased or for services rendered whether or not earned by performance, including, without limitation, contract rights, book debts, checks, notes, drafts, instruments, chattel paper, acceptances, and any and all amounts due to Debtor from a factor or other forms of obligations and receivables, now existing or hereafter arising.

The Debtor also grants the Secured Party a security interest in property related to the above described property, including specifically, but without limitation:
(a) all related present and future substitutions, replacements, appurtenances, accessories and accessions for such property; (b) all of the Debtor's related books, records, computer programs, other software, computer files and diskettes or disk storage media and rights under any and all licenses to use computer

MD086                                                         Approved: 06/25/96
jt                                                             Revised: 08/30/99

Filing F- $20.00
Recordation Tax: N/A                                         Parcel Tax ID#: N/A
Debtor's principal place of business is located in Baltimore County, Maryland

                                                            FINANCING STATEMENT
Bank of America, N.A                                        Customer # 41-565672
10 Light Street
Baltimore, Maryland 21202

programs, software, files and hardware that are related to such property; (c) all proceeds (cash and noncash, including insurance proceeds) and products of all such property, in any form whatsoever; and (d) all accounts, chattel paper, instruments, inventory, general intangibles or other goods or property purchased or acquired with cash and/or non-cash proceeds of such 'property. Debtor also grants the Secured Party a security interest in all amounts now and in the future owed by the Secured Party or any affiliate of the Secured Party to the Debtor and/or on deposit in any account maintained by the Debtor with the Secured Party or any affiliate of the Secured Party.

                                       DEBTOR:

                                       Rent-A-Wreck Leasing, Inc.

                                       By: /s/ Kenneth Blum, Jr. (SEAL)
                                           -------------------------------------
                                       Name: Kenneth Blum, Jr.

                                       Title:  President

MD086                                                         Approved: 06/25/96
jt                                                             Revised: 08/30/99